Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2014, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,245,383 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$905,387,040
Aggregate Outstanding Principal Balance – Treasury Bill	$121,123,611
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.38%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$784,263,429
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.62%
Number of Borrowers	30,787
Average Outstanding Principal Balance Per Borrower	$29,408
Number of Loans	52,294
Average Outstanding Principal Balance Per Loan – Treasury Bill	$25,473
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,497
Weighted Average Remaining Term to Scheduled Maturity	193 months
Weighted Average Annual Interest Rate	6.12%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2	$103,013	*
3.01% to 3.50%	939	11,237,408	1.2%
3.51% to 4.00%	1,607	32,512,543	3.6
4.01% to 4.50%	9,461	117,521,213	13.0
4.51% to 5.00%	14,651	209,708,124	23.2
5.01% to 5.50%	2,541	45,331,202	5.0
5.51% to 6.00%	2,267	39,435,120	4.4
6.01% to 6.50%	3,853	68,315,777	7.5
6.51% to 7.00%	6,472	116,411,185	12.9
7.01% to 7.50%	1,578	33,870,752	3.7
7.51% to 8.00%	3,389	80,182,317	8.9
8.01% to 8.50%	3,868	97,249,533	10.7
Equal to or greater than 8.51%	1,666	53,508,852	5.9

Total	52,294	$905,387,040	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,968	$14,760,124	1.6%
$5,000.00-$ 9,999.99	3,926	28,737,048	3.2
$10,000.00-$14,999.99	4,487	55,894,311	6.2
$15,000.00-$19,999.99	3,238	56,061,742	6.2
$20,000.00-$24,999.99	2,232	50,004,428	5.5
$25,000.00-$29,999.99	2,018	55,426,253	6.1
$30,000.00-$34,999.99	1,626	52,674,267	5.8
$35,000.00-$39,999.99	1,233	46,086,483	5.1
$40,000.00-$44,999.99	1,004	42,608,961	4.7
$45,000.00-$49,999.99	873	41,401,416	4.6
$50,000.00-$54,999.99	699	36,611,345	4.0
$55,000.00-$59,999.99	569	32,668,303	3.6
$60,000.00-$64,999.99	551	34,357,791	3.8
$65,000.00-$69,999.99	464	31,311,768	3.5
$70,000.00-$74,999.99	369	26,730,712	3.0
$75,000.00-$79,999.99	324	25,096,308	2.8
$80,000.00-$84,999.99	252	20,757,497	2.3
$$85,000.00-89,999.99	224	19,559,340	2.2
$90,000.00-$94,999.99	227	20,957,831	2.3
$95,000.00-$99,999.99	171	16,659,972	1.8
$100,000.00 and above	1,332	197,021,142	21.8

Total	30,787	$905,387,040	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	49,312	$827,615,765	91.4%
31-60 days	1,069	25,235,757	2.8
61-90 days	524	13,081,322	1.4
91-120 days	286	7,078,673	0.8
121-150 days	257	7,120,832	0.8
151-180 days	190	5,111,183	0.6
181-210 days	183	5,453,049	0.6
Greater than 210 days	473	14,690,459	1.6

Total	52,294	$905,387,040	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	64	$32,456	*
4 to12	577	401,716	*
13 to 24	674	1,575,130	0.2%
25 to 36	1,076	3,870,809	0.4
37 to 48	5,252	15,799,589	1.7
49 to 60	1,949	9,343,114	1.0
61 to 72	1,822	10,791,544	1.2
73 to 84	1,631	12,638,834	1.4
85 to 96	2,018	17,738,558	2.0
97 to 108	6,874	56,027,865	6.2
109 to 120	3,000	32,759,338	3.6
121 to 132	2,925	53,538,280	5.9
133 to 144	2,265	50,872,516	5.6
145 to 156	1,936	38,364,153	4.2
157 to 168	4,574	77,437,537	8.6
169 to 180	2,214	43,581,871	4.8
181 to 192	1,444	31,587,866	3.5
193 to 204	1,159	28,794,517	3.2
205 to 216	1,191	32,535,426	3.6
217 to 228	3,355	98,875,887	10.9
229 to 240	1,551	51,196,216	5.7
241 to 252	956	35,232,476	3.9
253 to 264	698	28,056,446	3.1
265 to 276	637	28,152,853	3.1
277 to 288	653	31,958,166	3.5
289 to 300	599	30,369,397	3.4
301 to 312	345	18,855,435	2.1
313 to 324	209	13,374,053	1.5
325 to 336	140	9,658,559	1.1
337 to 348	132	10,319,257	1.1
349 to 360	213	17,910,450	2.0
361 and above	161	13,736,725	1.5

Total	52,294	$905,387,040	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	3,130	$72,804,501	8.0%
Forbearance	3,284	94,102,671	10.4
Repayment
First year in repayment	704	31,170,333	3.4
Second year in repayment	578	23,043,786	2.5
Third year in repayment	748	26,518,441	2.9
More than 3 years in repayment	43,850	657,747,308	72.6

Total	52,294	$905,387,040	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 102.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	12.6	-	230.6
Forbearance	-	4.1	228.9
Repayment	-	-	185.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $72,804,501 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $32,643,455 or approximately 44.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	364	$7,301,721	0.8%
Alaska	78	970,601	0.1
Arizona	998	18,566,475	2.1
Arkansas	310	5,477,694	0.6
California	5,971	113,405,970	12.5
Colorado	838	12,600,154	1.4
Connecticut	811	12,592,101	1.4
Delaware	132	2,637,689	0.3
District of Columbia	230	4,421,096	0.5
Florida	2,952	62,172,152	6.9
Georgia	1,853	40,150,749	4.4
Hawaii	137	1,990,150	0.2
Idaho	174	2,928,243	0.3
Illinois	2,576	39,212,094	4.3
Indiana	778	10,574,110	1.2
Iowa	322	5,048,571	0.6
Kansas	838	12,595,278	1.4
Kentucky	362	6,779,491	0.7
Louisiana	1,389	24,816,899	2.7
Maine	150	2,839,028	0.3
Maryland	1,409	27,786,876	3.1
Massachusetts	1,735	23,096,586	2.6
Michigan	1,360	26,168,789	2.9
Minnesota	978	14,604,383	1.6
Mississippi	464	8,155,170	0.9
Missouri	1,234	20,138,373	2.2
Montana	82	1,568,256	0.2
Nebraska	108	1,641,355	0.2
Nevada	379	7,310,996	0.8
New Hampshire	217	3,486,906	0.4
New Jersey	1,444	25,562,522	2.8
New Mexico	187	3,363,158	0.4
New York	3,865	64,103,847	7.1
North Carolina	1,319	21,584,210	2.4
North Dakota	31	457,666	0.1
Ohio	268	4,998,435	0.6
Oklahoma	1,264	20,751,798	2.3
Oregon	1,061	17,640,251	1.9
Pennsylvania	1,824	31,397,207	3.5
Rhode Island	116	2,329,898	0.3
South Carolina	560	11,141,879	1.2
South Dakota	44	597,955	0.1
Tennessee	895	16,124,078	1.8
Texas	4,973	80,964,838	8.9
Utah	177	2,870,007	0.3
Vermont	60	851,211	0.1
Virginia	1,690	27,923,543	3.1
Washington	1,784	26,020,911	2.9
West Virginia	196	2,980,951	0.3
Wisconsin	763	12,476,137	1.4
Wyoming	57	611,556	0.1
Other	487	9,597,030	1.1

Total	52,294	$905,387,040	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	30,152	$423,174,375	46.7%
Other Repayment Options(1)	22,142	482,212,665	53.3

Total	52,294	$905,387,040	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,517 loans with an aggregate outstanding principal balance of $55,022,458 currently in an interest-only period.  These interest-only loans represent approximately 6.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	25,885	$400,617,046	44.2%
Unsubsidized	26,409	504,769,995	55.8

Total	52,294	$905,387,040	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	152	$3,681,568	0.4%
October 1, 1993 through June 30, 2006	52,142	901,705,472	99.6
July 1, 2006 and later	0	0	0.0

Total	52,294	$905,387,040	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,790	$36,083,904	4.0%
College Assist	39	503,887	0.1
Educational Credit Management Corporation	1,141	22,910,941	2.5
Great Lakes Higher Education Corporation	776	16,770,636	1.9
Illinois Student Assistance Commission	2,452	32,915,330	3.6
Kentucky Higher Education Assistance Authority	199	3,735,517	0.4
Louisiana Office Of Student Financial Assistance	555	7,688,686	0.8
Michigan Guaranty Agency	969	15,652,779	1.7
Montana Guaranteed Student Loan Program	5	90,896	*
New Jersey Higher Education Student Assistance Authority	1,199	15,916,253	1.8
New York State Higher Education Services Corporation	5,159	79,582,068	8.8
Northwest Education Loan Association	5,256	76,115,158	8.4
Oklahoma Guaranteed Student Loan Program	1,324	20,213,165	2.2
Pennsylvania Higher Education Assistance Agency	4,299	69,608,485	7.7
Student Loan Guarantee Foundation of Arkansas	175	2,709,234	0.3
Tennessee Student Assistance Corporation	705	10,772,779	1.2
Texas Guaranteed Student Loan Corporation	4,662	75,808,923	8.4
United Student Aid Funds, Inc.	20,589	418,308,399	46.2

Total	52,294	$905,387,040	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education.  None of the depositor, the sellers, the servicer, their affiliates or the underwriters has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the

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reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2013, USA Funds held net assets on behalf of the federal reserve fund of approximately $193 million. Through September 30, 2013, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $61.6 billion.  Also, as of September 30, 2013, USA Funds had operating fund assets totaling almost $1.2 billion, which includes the $193 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash assets, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	0.380%	0.400%	0.394%	0.354%	0.313%

 USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	36.19%	32.90%	32.17%	31.82%	30.55%

2003-4

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	4.48%	4.66%	4.71%	4.73%	4.74%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	1.92%	1.69%	1.69%	1.58%	1.41%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-4